Pursuant to Rule 497(e)
Registration No. 811-07797

SUNAMERICA FOCUSED SERIES, INC.

Focused Large-Cap Value Portfolio
(the “Portfolio”)

Supplement dated October 3, 2006, to the prospectus dated February 28, 2006

           On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. (“Merrill Lynch”), whereby Merrill Lynch’s investment management business, operated by Merrill Lynch Investment Managers, L.P., and certain affiliates, including Fund Asset Management, L.P., doing business as Mercury Advisors (“Mercury Advisors”), a subadviser to the Portfolio, combined with BlackRock, Inc. to create a new independent asset management company. The consummation of this transaction constituted a change in control of Mercury Advisors and resulted in the “assignment” of the current subadvisory agreement between Mercury Advisors and AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”), as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”). In accordance with the terms of the subadvisory agreement, as required by the 1940 Act, the “assignment” of the subadvisory agreement resulted in its termination. On May 22, 2006, the Portfolio’s Board of Directors approved a new subadvisory agreement between AIG SunAmerica and BlackRock Investment Management, LLC (“BlackRock”), to be effective upon the consummation of the transaction.

           Effective immediately, under the heading “Information about Advisers” on page 45 of the Portfolio’s prospectus, “BlackRock Investment Management, LLC” replaces “Mercury Advisors” as a subadviser to the Portfolio.

           Additionally, in the same section of the Portfolio’s prospectus, on page 47, the subsection titled “Mercury Advisors” is hereby deleted and replaced in its entirety with the following:

           “BLACKROCK INVESTMENT MANAGEMENT, LLC BlackRock, located at 800 Scudders Mill Road, Plainsboro, New Jersey, 08536, is an indirect wholly owned subsidiary of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with over $1 trillion in assets under management. BlackRock, Inc. manages assets on behalf of institutional and individual investors worldwide through a variety of equity fixed income, liquidity and alternative and investment products, including BlackRock Fundssm and BlackRock Liquidity Fundssm. In addition, BlackRock, Inc. provides risk management and investments system services to institutional investors under the BlackRock Solutions® name.”

           The change in subadviser to BlackRock, has not resulted in a change in the portfolio managers to the portion of the Portfolio’s assets previously subadvised by Mercury Advisors. Accordingly, Robert C. Doll will continue to serve as the lead portfolio manager and oversee his team of investment professionals’ management of the portion of the Portfolio’s assets allocated to BlackRock.

           Under the heading “Information about the Advisers,” on page 52 of the Portfolio’s prospectus, the description of Robert C. Doll’s experience is deleted and hereby replaced with the following:

Name, Title and Affiliation
of Portfolio Manager	Experience

Robert C. Doll, Jr.	Robert C. Doll, Jr., is the senior portfolio
(BlackRock)	manager for the Portfolio’s assets
subadvised by BlackRock and is primarily
responsible for the day-to-day management
for the allocated assets and the selection of
investments. Mr. Doll has been Vice
Chairman and Director of BlackRock, Inc.
and Global Chief Investment Officer for
Equities, Chairman of the BlackRock
Private Client Operating Committee and
member of the BlackRock Executive
Committee since 2006. Mr. Doll was
President and Chief Investment
Officer of Fund Asset Management
(“FAM”) and its affiliate, Merrill Lynch
Investment Managers, L.P. (“MLIM”),
from 2001 to 2006. He was Co-Head
(Americas Region) of MLIM from 1999 to
2000. Prior to joining MLIM, Mr. Doll
was Chief Investment Officer of
Oppenheimer Funds, Inc. in 1999 and
Executive Vice President thereof from
1991 to 1999. He was President and a
member of the Board of the funds advised
by MLIM and its affiliates from 2005 to
2006.

SUNAMERICA FOCUSED SERIES, INC.

Focused Large-Cap Value Portfolio
(the “Portfolio”)

Supplement dated October 3, 2006 to the Statement of Additional Information dated February 28, 2006, as supplemented May 11, 2006

           Effective immediately, all references to Fund Asset Management, L.P., doing business as Mercury Advisors, are hereby deleted and replaced with BlackRock Investment Management, LLC.